UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

                             (CAUSEWAY FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                                    CAUSEWAY
                                 INTERNATIONAL
                                   VALUE FUND

                                 MARCH 31, 2010


INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-SA-003-0300


                        CAUSEWAY INTERNATIONAL VALUE FUND

TABLE OF CONTENTS

Letter to Shareholders                                                         2
Schedule of Investments                                                        6
Sector Diversification                                                        10
Statement of Assets and Liabilities                                           11
Statement of Operations                                                       12
Statement of Changes in Net Assets                                            13
Financial Highlights                                                          14
Notes to Financial Statements                                                 16
Disclosure of Fund Expenses                                                   23

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

For the six months ended March 31, 2010, the Causeway International Value Fund Institutional Class returned 5.54% and Investor Class returned 5.38% compared to the MSCI EAFE(R) Index ("EAFE Index") return of 3.18% for the same period. Even though equity markets extended the recovery that began just over a year ago, investors continued to demonstrate concern about macroeconomic conditions. In late January, 2010, markets swooned in response to China's reversal of its economic stimulus measures, and then were challenged by Europe's soaring budget deficits. However, in March 2010, global equity markets again advanced as investors anticipated a sustained economic recovery and improved corporate profits. The best performing developed international equity markets for the period (measured in US dollars) included Sweden, Australia, Finland, Singapore, and Norway. Canada (not part of the EAFE Index) and South Korea, which MSCI classifies as an emerging market, also performed well. The biggest laggards included Europe's so-called "PIGS"-- Portugal, Italy, Greece, and Spain. The US dollar appreciated meaningfully versus nearly every major currency this period, especially the pound sterling and the euro, thus depressing dollardenominated returns in those regions.

PORTFOLIO ATTRIBUTION

Due primarily to superior stock selection, the Fund outperformed the EAFE Index during the period. In addition, much of the excess return can be attributed to the Fund's deliberate overweighting towards quality companies in cyclical industries while remaining significantly underweight in the banks industry group. Banks were the worst performing industry group during the period. Many other cyclical companies whose earnings are heavily influenced by the prevailing economic environment performed well. Fund holdings in energy and capital goods contributed the most towards relative outperformance. Meanwhile, the top detractors to relative performance for the Fund compared to the EAFE Index were holdings in the materials and consumer services industry groups. From a regional perspective, the top contributors to relative outperformance included Norway, South Korea, Spain, France, and Italy, while Australia, Sweden, Japan, and the United Kingdom detracted from relative performance. An overweight position compared to the EAFE Index in the euro and an underweight in the Australian dollar were drags on relative performance during the period. Our currency exposure is entirely a byproduct of our bottom-up security selection process.

SIGNIFICANT PORTFOLIO CHANGES

Most recently, we have modestly reduced exposure to many economically-sensitive industries including: materials, semiconductors & semi equipment, and technology hardware & equipment, while marginally increasing exposure to banks and one economically defensive industry--

                        CAUSEWAY INTERNATIONAL VALUE FUND
pharmaceuticals. Several of the largest sales during the period were quality cyclicals initially purchased in the fourth quarter of 2008 and first quarter of 2009, in the depths of the bear market. We sold (or reduced exposure to) these stocks because they had performed very strongly and as a result, their upside potential no longer made them competitive with other portfolio candidates. Top sales included: telecommunication equipment manufacturer, Ericsson (Sweden), robotics and automation equipment producer, Fanuc (Japan), energy services firm, Technip (France), semiconductor equipment manufacturer, Tokyo Electron (Japan), and metals and mining extractor, Rio Tinto (UK). Despite these portfolio changes, the Fund ended the period with its single largest sector weight in industrials, twice that of the EAFE Index.

Taking advantage of global stock markets' continued volatility, we found a wealth of investment opportunities in both cyclical and economically stable businesses. The economic backdrop confounds our crystal ball. What we can see is that many developed markets stocks are priced for permanently hobbled growth. Those undervalued candidates interest us greatly. At an attractive entry price, we aim to shield the Fund from the severe ramifications of private and public sector deleveraging. Our focus on the highest financial strength companies remains in place. Well-managed companies with financial flexibility have unprecedented opportunities to outmaneuver their competitors in this tough environment. We continue to seek those firms enjoying a narrow field of competitors, ideally in an oligopoly with favorable long-term demand characteristics. Over the last 6 months, we have purchased or added to aerospace and defense-equipment company, European Aeronautic Defence and Space Co. NV (France), beverage container producer, Rexam (UK), industrial pumps manufacturer, Sulzer (Switzerland), flavors & fragrances chemical company, Givaudan (Switzerland) and several undervalued and well-capitalized banks including, Banco Santander (Spain), UniCredito Italiano (Italy), and Skandinaviska Enskilda Banken AB (Sweden). Companies with stock prices under pressure from external events or government inquiries, assuming they are temporary, also attract us as investors. We recently added Toyota Motor (Japan), after analyzing the likely cost of recalls, brand damage, and potential legal costs. We believe that investors have overestimated the loss in value to this auto industry leader.

ECONOMIC OUTLOOK

Strong corporate profit gains are likely to continue, driven by the global recovery, declining interest expenses, declining unit labor costs, and the steepening yield curve. Companies currently face modest interest payments, especially relative to cash flow. Recovering corporate profits should drive improved capital expenditures and employment. The J.P. Morgan global manufacturing purchasing managers' index ("PMI") rose in March, setting a new peak for the expansion. The March reading is the highest since May 2004 and is just a point below the series high dating back to inception in 1998. Every component of the PMI rose in March. The output and new orders indices returned to healthy levels, consistent with very rapid growth in output. The current level of the PMI output index

                        CAUSEWAY INTERNATIONAL VALUE FUND
implies double-digit production gains. The export orders index surged to a series high, which is mirrored in the booming pace of exports, which were tracking 40% annualized growth (based on the three-month percentage change as of January). One byproduct of resumed economic growth is the recent climb in oil prices. The front-month WTI crude contract is trading just shy of $85/bbl. If this move builds on itself, it will pose a headwind to consumer spending. Euro area reports continue to point to stabilization in the labor market. The region's unemployment rate edged up to 10.0% in February after holding at 9.9% in the previous three months. The number of unemployed fell sharply in Germany in March, consistent with a modest upturn in employment there. The German Ifo Index of business confidence increased in March to 98.1, its highest level since June 2008, from 95.2 in February. In China, the bellwether for global growth, the central bank reportedly drained CNY 602 billion from the domestic banking system in March. This was the third largest monthly withdrawal in the past 20 years, completely reversing the liquidity injection of CNY 522 billion in February for the Chinese New Year. In contrast with booming China, the Bank of Japan ("BoJ") aims to add liquidity to the local economy. The BoJ's most recent quarterly tankan survey of business sentiment shows significantly less pessimism among the nation's biggest firms, but obstacles to recovery remain significant. South Korea reported March exports rose 35.1% from a year earlier, beating an expected 32.9% rise.

INVESTMENT OUTLOOK

With the rapid rebound in global equity markets in the 12 months to March 31, 2010, the question remains, "Where do we go from here?" Gradually upward, we suggest. Equities have returned to more rational pricing, without the 2008-9 skew of investor preference from aggressive risk to low risk, and back again. Investors are becoming more discriminate and the markets are transitioning away from a liquidity-driven rally, placing greater emphasis on the fundamentals of each listed company, its industry, and the macroeconomics in the appropriate region. This renewed emphasis on the attributes of each stock fits our investment process well. Our research continues to identify undervalued candidates, and these should benefit the Fund as markets recognize their mispricing and bid their values higher. We hunt for attractive candidates in an investable universe that has room for price appreciation. The prospective multiple for developed markets at less than 12x 2010 earnings (based on IBES estimates) seems reasonable in absolute and relative terms. The stocks in Causeway International Value Fund exhibit above market dividend yields on average, a sizeable component of total return. Our preference for owning shares in companies paying steady and growing dividends has not wavered, despite the challenges of the last two years. The especially high level of financial strength of companies represented in the Fund supports the consistency of that dividend income. As normalcy has returned to equity markets, we can buy a variety of companies from diverse geographies and industries. We believe the better companies, identified by their fortress-like balance sheets, dominant market shares, and substantial free cash flow, will attract investor buying for several years ahead. Those companies should deliver superior returns versus the EAFE Index--and these are the companies we want to own.

                        CAUSEWAY INTERNATIONAL VALUE FUND

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.


/s/ Harry W. Hartford

Harry W. Hartford
Portfolio Manager


/s/ Jonathan P. Eng

Jonathan P. Eng
Portfolio Manager


/s/ Sarah H. Ketterer

Sarah H. Ketterer
Portfolio Manager


/s/ Kevin Durkin

Kevin Durkin
Portfolio Manager


/s/ James A. Doyle

James A. Doyle
Portfolio Manager

April 26, 2010

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

AS OF 3/31/10, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE 62.70% (ONE YEAR), 3.19% (FIVE YEAR) AND 8.93% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE 62.12% (ONE YEAR), 2.96% (FIVE YEAR) AND 8.67% (SINCE INCEPTION). INCEPTION WAS 10/26/01.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE MAY REFLECT FEE WAIVERS. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN MAY BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES PAY A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES PAY NO SHAREHOLDER SERVICE FEE. A 2% REDEMPTION FEE IS CHARGED ON THE VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN ARITHMETICAL AVERAGE WEIGHTED BY MARKET VALUE OF THE PERFORMANCE OF APPROXIMATELY 1,000 NON-U.S. COMPANIES REPRESENTING 20 STOCK MARKETS IN EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

                        CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2010 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND                  NUMBER OF SHARES     VALUE
---------------------------------                  ----------------   --------
COMMON STOCK
CANADA -- 1.4%
   Precision Drilling Trust (1)                        3,973,152      $ 30,608
                                                                      --------
FRANCE -- 17.0%
   Accor SA                                              529,726        29,305
   AXA SA                                              1,636,678        36,407
   BNP Paribas SA                                        395,730        30,390
   European Aeronautic Defence and Space Co. NV        1,969,066        39,612
   France Telecom SA (2)                               1,705,429        40,804
   Gemalto NV (1)                                        265,227        11,477
   Sanofi-Aventis SA (2)                                 801,682        59,757
   Technip SA                                            839,731        68,276
   Vinci SA                                              962,440        56,720
                                                                      --------
                                                                       372,748
                                                                      --------
GERMANY -- 8.8%
   Bayer AG                                              280,968        19,005
   Deutsche Post AG                                    1,498,929        26,004
   E.ON AG                                             1,099,281        40,584
   Linde AG                                              366,987        43,786
   Siemens AG                                            639,650        64,059
                                                                      --------
                                                                       193,438
                                                                      --------
GREECE -- 1.5%
   OPAP SA                                             1,457,334        33,067
                                                                      --------
HONG KONG -- 1.7%
   Yue Yuen Industrial Holdings Ltd.(2, 3, 4)         11,256,033        36,787
                                                                      --------
IRELAND -- 0.9%
   Smurfit Kappa Group PLC (2, 3)                      2,485,053        20,473
                                                                      --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND          NUMBER OF SHARES     VALUE
---------------------------------          ----------------   --------
ITALY -- 2.9%
   Snam Rete Gas SpA                           6,890,458      $ 34,922
   UniCredito Italiano SpA                     9,390,746        27,744
                                                              --------
                                                                62,666
                                                              --------
JAPAN -- 17.7%
   Fanuc Ltd.                                    471,900        50,083
   Haseko Corp.                               18,773,500        17,474
   Honda Motor Co. Ltd.                          603,000        21,289
   KDDI Corp.                                      4,948        25,621
   Mitsubishi Gas Chemical Co. Inc.            5,639,000        33,966
   Mitsubishi UFJ Financial Group Inc.         5,230,600        27,421
   Sankyo Co. Ltd.                               602,700        29,822
   Shin-Etsu Chemical Co. Ltd.                   716,000        41,595
   SMC Corp.                                     215,700        29,285
   Sony Financial Holdings Inc.(2)                13,514        44,386
   Tokyo Electron Ltd.                           501,000        33,232
   Toyota Motor Corp.                            798,500        31,993
                                                              --------
                                                               386,167
                                                              --------
NETHERLANDS -- 9.1%
   Akzo Nobel NV                                 920,031        52,431
   ASML Holding NV                               623,825        22,294
   Reed Elsevier NV                            5,090,003        61,857
   TNT NV                                      2,172,733        62,300
                                                              --------
                                                               198,882
                                                              --------
NORWAY -- 2.9%
   Aker Kvaerner ASA                           4,073,950        63,794
                                                              --------
SINGAPORE -- 1.0%
   Singapore Airlines Ltd.                     1,963,000        21,334
                                                              --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

MARCH 31, 2010 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND               NUMBER OF SHARES     VALUE
---------------------------------               ----------------   --------
SOUTH KOREA -- 2.8%
   Hyundai Heavy Industries                           292,102      $ 61,199
                                                                   --------
SPAIN -- 3.2%
   Banco Santander SA                               1,572,495        20,898
   Enagas                                           1,038,068        22,748
   Telefonica SA                                    1,119,541        26,521
                                                                   --------
                                                                     70,167
                                                                   --------
SWEDEN -- 1.7%
   Skandinaviska Enskilda Banken AB, Class A        5,859,920        37,454
                                                                   --------
SWITZERLAND -- 10.6%
   Compagnie Financiere Richemont SA                  750,035        29,052
   Givaudan SA                                         33,005        28,963
   Novartis AG                                        560,343        30,274
   Roche Holding AG                                   198,632        32,223
   Sulzer AG                                          171,052        16,633
   UBS AG                                           3,462,309        56,298
   Zurich Financial Services AG                       149,262        38,275
                                                                   --------
                                                                    231,718
                                                                   --------
UNITED KINGDOM -- 13.4%
   Aviva PLC                                        6,143,779        35,920
   British American Tobacco PLC                       960,923        33,121
   HSBC Holdings PLC                                3,254,121        33,153
   Michael Page International PLC                   3,388,590        20,567
   Rexam PLC                                        5,899,122        26,219
   Rio Tinto PLC                                      380,765        22,562
   Rolls-Royce Group PLC                            5,429,872        49,065
   Royal Dutch Shell PLC                              879,570        24,231
   Vodafone Group PLC                              20,559,011        47,418
                                                                   --------
                                                                    292,256
                                                                   --------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS(000)* (CONCLUDED)
MARCH 31, 2010 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND               NUMBER OF SHARES      VALUE
---------------------------------               ----------------   ----------
TOTAL COMMON STOCK
   (COST $2,0 63,452) -- 96.6%                                     $2,112,758
                                                                   ----------
SHORT-TERM INVESTMENT
      Dreyfus Cash Management,
         Institutional Class, 0.070%**             54,398,110          54,398
                                                                   ----------
TOTAL SHORT -TERM IN VESTMENT
   (COST $54,398) -- 2.5%                                              54,398
                                                                   ----------
TOTAL INVESTMENTS -- 99.1 %
   (COST $2,117,850)                                                2,167,156
                                                                   ----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%                          20,276
                                                                   ----------
NET ASSETS -- 100.0%                                               $2,187,432
                                                                   ==========

*    Except of share data.

**   The rate reported is the 7-day effective yield as of March 31, 2010.

(1)  Non-income producing security.

(2) Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.

(3) Securities considered illiquid. The total market value of such securities as of March 31, 2010 was $57,260 and represented 2.6% of Net Assets.

(4) Security fair valued by the Fair Value Committee in accordance with fair value pricing procedures approved by the Board of Trustees. The total value of such securities as of March 31, 2010 was $36,787 and represented 1.7% of Net Assets.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2010, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL VALUE FUND                               % OF NET ASSETS
---------------------------------                               ---------------
COMMON STOCK
Industrials                                                           22.7%
Financials                                                            17.8
Consumer Discretionary                                                13.3
Materials                                                             12.3
Energy                                                                 8.5
Health Care                                                            6.5
Telecommunication Services                                             6.4
Utilities                                                              4.5
Information Technology                                                 3.1
Consumer Staples                                                       1.5
                                                                     -----
TOTAL COMMON STOCK                                                    96.6
                                                                     -----
SHORT-TERM INVESTMENT                                                  2.5
                                                                     -----
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                           0.9
                                                                     -----
NET ASSETS                                                           100.0%
                                                                     =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                             CAUSEWAY
                                                                          INTERNATIONAL
                                                                            VALUE FUND
                                                                          -------------
                                                                             3/31/10
                                                                          -------------
ASSETS:
   Investments at Value (Cost $2,117,850)                                  $ 2,167,156
   Receivable for Fund Shares Sold                                              19,560
   Receivable for Dividends and Interest                                         6,769
   Receivable for Tax Reclaims                                                   5,944
   Prepaid Expenses                                                                155
   Foreign Currency (Cost $--)                                                      14
                                                                           -----------
      TOTAL ASSETS                                                           2,199,598
                                                                           -----------
LIABILITIES:
   Payable for Fund Shares Redeemed                                              7,000
   Payable for Investment Securities Purchased                                   3,056
   Payable due to Investment Adviser                                             1,447
   Payable for Shareholder Service Fees -- Investor Class                          151
   Payable due to Administrator                                                     98
   Payable for Trustees' Fees                                                       57
   Other Accrued Expenses                                                          357
                                                                           -----------
      TOTAL LIABILITIES                                                         12,166
                                                                           -----------
      NET ASSETS                                                           $ 2,187,432
                                                                           ===========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)               $ 2,625,884
   Undistributed Net Investment Income                                           3,066
   Accumulated Net Realized Loss on Investments                               (490,904)
   Net Unrealized Appreciation on Investments                                   49,306
   Net Unrealized Appreciation on Foreign Currencies and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies                   80
                                                                           -----------
      NET ASSETS                                                           $ 2,187,432
                                                                           ===========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,114,595,889 / 94,996,149 SHARES) -- INSTITUTIONAL CLASS           $     11.73
                                                                           ===========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,072,835,907 / 91,971,134 SHARES) -- INVESTOR CLASS                $     11.66
                                                                           ===========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                                  CAUSEWAY
                                                                                               INTERNATIONAL
                                                                                                 VALUE FUND
                                                                                               -------------
                                                                                                10/01/09 to
                                                                                                  3/31/10
                                                                                               -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $2,132)                                      $ 17,584
                                                                                                  --------
   TOTAL INVESTMENT INCOME                                                                          17,584
                                                                                                  --------
EXPENSES:
   Investment Advisory Fees                                                                          8,543
   Shareholder Service Fees -- Investor Class                                                        1,261
   Administration Fees                                                                                 574
   Custodian Fees                                                                                      358
   Printing Fees                                                                                       209
   Transfer Agent Fees                                                                                 180
   Professional Fees                                                                                   169
   Trustees' Fees                                                                                      134
   Registration Fees                                                                                    22
   Other Fees                                                                                          141
                                                                                                  --------
   TOTAL EXPENSES                                                                                   11,591
                                                                                                  --------
   NET INVESTMENT INCOME                                                                             5,993
                                                                                                  --------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                                                     52,541
   Net Realized Loss from Foreign Currency Transactions                                               (354)
   Net Change in Unrealized Appreciation on Investments                                             57,694
   Net Change in Unrealized Depreciation on Foreign Currency and Translation of
      Other Assets and Liabilities Denominated in Foreign Currency                                    (172)
                                                                                                  --------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS               109,709
                                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $115,702
                                                                                                  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                       CAUSEWAY INTERNATIONAL
                                                                             VALUE FUND
                                                                     -------------------------
                                                                     10/01/09 to   10/01/08 to
                                                                       3/31/10       9/30/09
                                                                     (Unaudited)    (Audited)
                                                                     -----------   -----------
OPERATIONS:
   Net Investment Income                                              $    5,993    $   37,534
   Net Realized Gain (Loss) from Security Transactions                    52,541      (538,160)
   Net Realized Loss from Foreign Currency Transactions                     (354)         (915)
   Net Change in Unrealized Appreciation on Investments                   57,694       435,775
   Net Change in Unrealized Appreciation (Depreciation) on Foreign
      Currency and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                       (172)          315
                                                                      ----------    ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       115,702       (65,451)
                                                                      ----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                (18,002)      (55,848)
      Investor Class                                                     (15,732)      (38,045)
                                                                      ----------    ----------
   Total Net Investment Income Dividends                                 (33,734)      (93,893)
                                                                      ----------    ----------
   Net Capital Gain Distributions:
      Institutional Class                                                     --       (49,463)
      Investor Class                                                          --       (36,055)
                                                                      ----------    ----------
   Total Net Capital Gain Distributions                                       --       (85,518)
                                                                      ----------    ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                          --      (179,411)
                                                                      ----------    ----------
   NET DECREASE IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS (1)                                (43,297)     (157,545)
   Redemption Fees (2)                                                        34           119
                                                                      ----------    ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                38,705      (402,288)
                                                                      ----------    ----------
NET ASSETS:
   Beginning of Period                                                 2,148,727     2,551,015
                                                                      ----------    ----------
   END OF PERIOD                                                      $2,187,432    $2,148,727
                                                                      ==========    ==========
   UNDISTRIBUTED NET INVESTMENT INCOME                                $    3,066    $   30,807
                                                                      ==========    ==========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        CAUSEWAY INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED) AND THE YEARS ENDED SEPTEMBER 30,

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                     Net Realized
                                                         and
                        Net Asset                     Unrealized                      Dividends    Distributions         Total
                         Value,           Net            Gain             Total        from Net        from            Dividends
                        Beginning     Investment      (Loss) on           from        Investment      Capital             and
                      of Period ($)   Income ($)   Investments ($)   Operations ($)   Income ($)     Gains ($)     Distributions ($)
                      -------------   ----------   ---------------   --------------   ----------   -------------   -----------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2010(1)                11.30          0.04             0.58            0.62          (0.19)            --             (0.19)
   2009                   12.14          0.20            (0.08)           0.12          (0.51)         (0.45)            (0.96)
   2008                   21.85          0.42            (5.68)          (5.26)         (0.45)         (4.00)            (4.45)
   2007                   19.04          0.39             3.54            3.93          (0.23)         (0.89)            (1.12)
   2006                   16.99          0.39             2.61            3.00          (0.37)         (0.58)            (0.95)
   2005                   14.80          0.34             2.56            2.90          (0.26)         (0.45)            (0.71)
INVESTOR CLASS
   2010(1)                11.23          0.02             0.58            0.60          (0.17)            --             (0.17)
   2009                   12.05          0.18            (0.07)           0.11          (0.48)         (0.45)            (0.93)
   2008                   21.71          0.39            (5.64)          (5.25)         (0.41)         (4.00)            (4.41)
   2007                   18.93          0.33             3.53            3.86          (0.19)         (0.89)            (1.08)
   2006                   16.90          0.35             2.60            2.95          (0.34)         (0.58)            (0.92)
   2005                   14.73          0.29             2.57            2.86          (0.24)         (0.45)            (0.69)

(1) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND

                                                                         Ratio
                                                        Ratio of        of Net
                                          Net Assets    Expenses      Investment
               Net Asset                    End of     to Average       Income       Portfolio
Redemption    Value, End       Total        Period         Net        to Average      Turnover
 Fees ($)    of Period ($)   Return (%)     ($000)     Assets (%)   Net Assets (%)    Rate (%)
----------   -------------   ----------   ----------   ----------   --------------   ---------


    --           11.73           5.54     1,114,596      0.97           0.68             18
    --           11.30           4.28     1,110,262      0.99           2.29             47
    --           12.14         (29.24)    1,548,542      0.91           2.56             29
    --           21.85          21.22     3,080,040      0.90           1.89             40
    --           19.04          18.54     3,323,722      0.92           2.18             38
    --           16.99          19.98     2,817,467      0.98           2.10             22

    --           11.66           5.38     1,072,836      1.21           0.44             18
    --           11.23           4.07     1,038,465      1.23           2.07             47
    --           12.05         (29.40)    1,002,473      1.15           2.38             29
    --           21.71          20.92     1,783,973      1.13           1.63             40
    --           18.93          18.27     1,433,361      1.15           1.97             38
    --           16.90          19.74     1,191,991      1.21           1.81             22

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")) or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing

                       CAUSEWAY INTERNATIONAL VALUE FUND
source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:

Investments in        Level 1    Level 2   Level 3      Total
Securities             (000)      (000)     (000)       (000)
--------------      ----------   -------   -------   ----------
Common Stock
   Canada           $   30,608   $    --     $--     $   30,608
   France              372,748        --      --        372,748
   Germany             193,438        --      --        193,438
   Greece               33,067        --      --         33,067
   Hong Kong                --    36,787      --         36,787
   Ireland              20,473        --      --         20,473
   Italy                62,666        --      --         62,666
   Japan               386,167        --      --        386,167
   Netherlands         198,882        --      --        198,882
   Norway               63,794        --      --         63,794
   Singapore            21,334        --      --         21,334
   South Korea          61,199        --      --         61,199
   Spain                70,167        --      --         70,167
   Sweden               37,454        --      --         37,454
   Switzerland         231,718        --      --        231,718
   United Kingdom      292,256        --      --        292,256
                    ----------   -------     ---     ----------
Common Stock
   Total             2,075,971    36,787      --      2,112,758
Short-Term
   Investment       $   54,398   $    --     $--     $   54,398
                    ----------   -------     ---     ----------
Total Investment
   in Securities    $2,130,369   $36,787     $--     $2,167,156
                    ==========   =======     ===     ==========

For the six months ended March 31, 2010, there were no significant changes to the Fund's fair value methodologies.

                        CAUSEWAY INTERNATIONAL VALUE FUND

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date).

Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of

                        CAUSEWAY INTERNATIONAL VALUE FUND
the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the "Adviser") for its clients to rebalance their portfolios. The Fund's redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2010, the Institutional Class and Investor Class retained $18,299 and $15,579 in redemption fees, respectively.

OTHER - Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2010, the Fund received commission recapture payments of $46,639.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through January 31, 2011 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required for the six months ended March 31, 2010.

                        CAUSEWAY INTERNATIONAL VALUE FUND

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2010, the Investor Class paid 0.24% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2010, for the Fund were as follows:

Purchases     Sales
  (000)       (000)
---------   --------
 $367,703   $427,504

5. RISKS OF FOREIGN INVESTING

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in

                        CAUSEWAY INTERNATIONAL VALUE FUND
the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
    $(961)           $961

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009 and September 30, 2008, were as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain     Total
       --------   ------------   --------
2009   $ 93,940     $ 85,471     $179,411
2008    231,396      705,699      937,095

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $  31,416
Capital Loss Carryforwards        (45,997)
Unrealized Depreciation           (22,745)
Post-October Losses              (482,485)
Post-October Currency Losses         (610)
Other Temporary Differences             1
                                ---------
Total Accumulated Losses        $(520,420)
                                =========

Post-October Losses and Post-October Currency Losses represent losses realized on securities and currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.

At March 31, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                              Net
  Federal    Appreciated   Depreciated    Unrealized
 Tax Cost     Securities    Securities   Appreciation
----------   -----------   -----------   ------------
$2,117,850     $246,110     $(196,804)      $49,306

                        CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                           Six Months Ended     Fiscal Year Ended
                                            March 31, 2010      September 30, 2009
                                             (Unaudited)            (Audited)
                                         -------------------   -------------------
                                          SHARES     VALUE      SHARES     VALUE
                                         -------   ---------   -------   ---------
INSTITUTIONAL CLASS:
Shares Sold                                7,139   $  81,142    16,071   $ 142,443
Shares Issued in Reinvestment of
   Dividends and Distributions             1,360      15,257    11,716      94,315
Shares Redeemed                          (11,749)   (133,521)  (57,046)   (492,439)
                                         -------   ---------   -------   ---------
Decrease in Shares Outstanding Derived
   from Institutional Class
   Transactions                           (3,250)  $ (37,122)  (29,259)  $(255,681)
                                         -------   ---------   -------   ---------
INVESTOR CLASS:
Shares Sold                               18,680     210,308    41,239     374,418
Shares Issued in Reinvestment of
   Dividends and Distributions             1,399      15,612     9,176      73,500
Shares Redeemed                          (20,581)   (232,095)  (41,105)   (349,782)
                                         -------   ---------   -------   ---------
Increase (Decrease) in Shares
   Outstanding Derived from Investor
   Class Transactions                       (502)     (6,175)    9,310      98,136
                                         -------   ---------   -------   ---------
Decrease in Shares Outstanding from
   Capital Share Transactions             (3,752)  $ (43,297)  (19,949)  $(157,545)
                                         =======   =========   =======   =========

8. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

9. SIGNIFICANT SHAREHOLDER CONCENTRATION

As of March 31, 2010, one of the Fund's shareholders owned 43% of net assets.

10. SUBSEQUENT EVENTS

From March 31, 2010 through the date the financial statements were issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.

                        CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

                        CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (CONCLUDED)

                                    BEGINNING     ENDING                 EXPENSES
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                     10/1/09     3/31/10      RATIOS      PERIOD*
                                    ---------   ---------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Institutional Class                 $1,000.00   $1,055.40      0.97%       $4.96
HYPOTHETICAL 5% RETURN
Institutional Class                 $1,000.00   $1,020.11      0.97%       $4.87
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Investor Class                      $1,000.00   $1,053.80      1.21%       $6.18
HYPOTHETICAL 5% RETURN
Investor Class                      $1,000.00   $1,018.91      1.21%       $6.08

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                        CAUSEWAY INTERNATIONAL VALUE FUND

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

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

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 3, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer

Date: June 3, 2010